Earnings Per Share	12 Months Ended
Dec. 31, 2019
Text block [abstract]
Earnings Per Share
30	EARNINGS PER SHARE
There is no difference between the basic and diluted earnings per share. The basic and diluted earnings per share for the year ended 31 December 2019 are calculated based on the net profit for the year attributable to ordinary equity holders of the Company and the weighted average of 28,264,705,000 ordinary shares (2018: same).